Filed pursuant to Rule 497(e)
Registration No. 033-48907

BMO FUNDS, INC.

BMO Government Money Market Fund and BMO Prime Money Market Fund

Supplement dated February 9, 2015 to the Prospectus dated December 29, 2014

The information in the Prospectus under “Fund Summary – BMO Government Money Market Fund – Management of the Fund – Portfolio Managers” is replaced with the following:

Portfolio Managers.  Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012.  Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994.  Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996.

The information in the Prospectus under “Fund Summary – BMO Prime Money Market Fund – Management of the Fund – Portfolio Managers” is replaced with the following:

Portfolio Managers.  Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012.  Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994.  Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996.

The information regarding the BMO Government Money Market Fund and the BMO Prime Money Market Fund in the Prospectus under “BMO Funds Information – Portfolio Managers” is replaced with the following:

Peter J. Arts and Boyd R. Eager have co-managed the GOVERNMENT MONEY MARKET FUND and the PRIME MONEY MARKET FUND since February 2012.  Both members of the team share investment decision making responsibilities with respect to each Fund.  The biographical information for Mr. Arts and Mr. Eager is described above.

Thank you for your investment in the BMO Funds.  Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.